                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Michael K. Farrell
                      Chairman of the Board, President and
                             Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L - 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of August, 2011.

                          /s/ Michael K. Farrell
                          ----------------------
                          Michael K. Farrell

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Norse N. Blazzard
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L
- 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2011.

                          /s/ Norse N. Blazzard
                          ---------------------
                          Norse N. Blazzard

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Robert L. Davidow
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L
- 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2011.

                          /s/ Robert L. Davidow
                          ---------------------
                          Robert L. Davidow

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Elizabeth M. Forget
                      Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael
K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L - 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2011.

                          /s/ Elizabeth M. Forget
                          -----------------------
                          Elizabeth M. Forget

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                  George Foulke
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L
- 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of August, 2011.

                          /s/ George Foulke
                          -----------------
                          George Foulke

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Richard A. Hemmings
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L
- 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2011.

                          /s/ Richard A. Hemmings
                          -----------------------
                          Richard A. Hemmings

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                 Jay S. Kaduson
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One:
Class VA, Class L - 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of August, 2011.

                          /s/ Jay S. Kaduson
                          ------------------
                          Jay S. Kaduson

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Richard C. Pearson
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L
- 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2011.

                          /s/ Richard C. Pearson
                          ----------------------
                          Richard C. Pearson

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                 Thomas A. Price
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L
- 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2011.

                          /s/ Thomas A. Price
                          -------------------
                          Thomas A. Price

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Thomas J. Skelly
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Skelly, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L
- 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of August, 2011.

                          /s/ Thomas J. Skelly
                          --------------------
                          Thomas J. Skelly

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                             Robert E. Sollmann, Jr.
                      Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Sollmann, Jr., a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael
K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L - 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of August, 2011.

                          /s/ Robert E. Sollman, Jr.
                          --------------------------
                          Robert E. Sollmann, Jr.

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Paul A. Sylvester
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L
- 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of August, 2011.

                          /s/ Paul A. Sylvester
                          ---------------------
                          Paul A. Sylvester

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Jeffrey A. Tupper
                      Director and Assistant Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael
K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L - 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2011.

                          /s/ Jeffrey A. Tupper
                          ---------------------
                          Jeffrey A. Tupper

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                 James J. Reilly
                             Vice President-Finance

     KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President-Finance of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L - 4 Year, Class C, Class S and Class S - L Share Option, and Class VA - 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of August, 2011.

                          /s/ James J. Reilly
                          -------------------
                          James J. Reilly

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Lisa S. Kuklinski
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the following variable annuity contracts issued through First MetLife Investors Variable Annuity Account One: Class VA, Class L -- 4 Year, Class C, Class S and Class S -- L Share Option, and Class VA -- 4, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of August, 2011.



                                     /s/Lisa S. Kuklinski
                                     --------------------
                                     Lisa S. Kuklinski